UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2013

EDGEN GROUP INC.

(Exact name of Registrant as specified in its charter)

Commission File Number	State or Other Jurisdiction of Incorporation	IRS Employer Identification No.
001-35513	Delaware	38-3860801

18444 Highland Road

Baton Rouge, LA 70809

(225) 756-9868

(Registrant's address of principal executive offices, including zip code and telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

Financial Results for the Three and Twelve Months Ended December 31, 2012

On March 14, 2013, Edgen Group Inc. (“Edgen Group,” the “Company,” “we”, “us” or “our”) issued a press release announcing its results for the three and twelve months ended December 31, 2012. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

The press release furnished as Exhibit 99.1 to this Current Report on Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and, as such, may involve known and unknown risks, uncertainties and assumptions. Such forward-looking statements may relate to the Company's current expectations and are subject to the limitations and qualifications set forth in the Company's other documents filed with the U.S. Securities and Exchange Commission (the “SEC”), including, without limitation, that actual events and/or results may differ materially from those projected in such forward-looking statements.

Basis of Financial Statement Presentation

As disclosed within our annual report on Form 10-K for the year ended December 31, 2012, immediately prior to the consummation of our initial public offering (“IPO”) on May 2, 2012, we were party to a series of transactions (the “Reorganization”). As a result of the IPO and the Reorganization, we are now the parent holding company of the historical businesses of Edgen Murray II, L.P. (“EM II LP”) and Bourland & Leverich Holdings LLC (“B&L Holdings”) and have consolidated the results of these businesses with our own. The Reorganization was accounted for as a transaction between entities under common control, as we, EM II LP and B&L Holdings have been since July 2010, and continue to be, under the collective common control of affiliates of Jefferies Capital Partners (“JCP”).

We did not own any assets prior to the IPO and the Reorganization. As required by GAAP for common control transactions, all assets and liabilities transferred to us as part of the Reorganization were recorded in our financial statements at carryover basis.

For periods prior to the IPO and the Reorganization, the unaudited combined consolidated financial information presented in Exhibit 99.1 to this Current Report on Form 8-K reflects the Reorganization as if it had occurred on July 19, 2010, the date that EM II LP and B&L Holdings came under the common control of JCP. As such, the periods prior to the IPO reflect the combined assets, liabilities and operations of the historical businesses of EM II LP and B&L Holdings (collectively, the "Predecessor"). Because a single direct owner relationship did not exist among the owners of the Predecessor, the net deficit of the Predecessor is shown in lieu of partners’ or stockholders’ deficit for periods prior to the IPO.

For periods subsequent to the IPO and the Reorganization, the unaudited combined consolidated financial information presented in Exhibit 99.1 to this Current Report on Form 8-K includes our accounts and those of our majority-owned subsidiaries in which we have a controlling interest, after the elimination of intercompany accounts and transactions. We also consolidate other entities in which we possess a controlling financial interest or in which we have the power to direct the activities that most significantly affect the entities’ performance. Edgen Group Inc.’ stockholders’ equity balance reflects: (i) the allocation of the Predecessor net deficit to Edgen Group Inc.’s equity accounts as a result of the Reorganization; (ii) the proceeds received from the IPO, (iii) the amortization of equity-based compensation since May 2, 2012 (the IPO date); and (iv) our net income (loss) and other comprehensive income (loss) since May 2, 2012.

The information in this Current Report on Form 8-K and Exhibit 99.1 attached hereto is being "furnished" pursuant to Item 2.02 and Item 9.01 of Form 8-K and shall not be deemed "filed" by the Company for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor is it deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act, or any filing under the Exchange Act, except as shall be expressly set forth by specific reference in such filing, if any.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

99.1	Press Release of Edgen Group Inc. dated March 14, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 14, 2013	EDGEN GROUP INC.

	By:	/s/ David L. Laxton, III
Name: David L. Laxton, III
Title: Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release of Edgen Group Inc. dated March 14, 2013

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